UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 6, 2017 (March 5, 2017)

MAIDEN HOLDINGS, LTD.
 (Exact name of registrant as specified in its charter)

Bermuda	001-34042	98-0570192
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

131 Front Street, Hamilton HM12, Bermuda
(Address of principal executive offices and zip code)

(441) 298-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 7.01          Regulation FD Disclosure.

The slide presentation will be referenced during investor/analyst meetings during March 2017. A copy of the slide presentation is furnished as Exhibit 99.1 to this report.

The information under this Item 7.01 and the Investor Presentation attached to this Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 8.01	Other Events.

On March 5, 2017, Maiden Holdings, Ltd. issued a press release disclosing that he Company's independent auditor has completed its 2016 year-end audit and that the Company will be filing its Annual Report on Form 10-K electronically with the U.S. Securities and Exchange Commission on Monday, March 6, 2017. The full text of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

A copy of the press release is hereby filed with the Commission and incorporated by reference herein as Exhibit 99.2.

Cautionary Statement Regarding Forward-Looking Statements
Any forward-looking statements made in the presentation in Exhibit 99.1 reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of our loss reserves; the Company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management's response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits

Exhibit
No.	Description

99.1	Slides from presentation by management.
99.2	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2017	MAIDEN HOLDINGS, LTD.

	By:	/s/ Lawrence F. Metz
Lawrence F. Metz
Executive Vice President, General Counsel and Secretary

EXHIBIT 99.2

PRESS RELEASE
Maiden Holdings Approved to File Annual Report on Form 10-K

HAMILTON, Bermuda, March 05, 2017 (GLOBE NEWSWIRE) -- Maiden Holdings, Ltd. ("Maiden" or "the Company") (NASDAQ:MHLD) announced today that the Company's independent auditor has completed its 2016 year-end audit.  Maiden will be filing its Annual Report on Form 10-K electronically with the U.S. Securities and Exchange Commission on Monday, March 6, 2017.  The Company has received an unqualified opinion from its independent auditor and will be deemed to be a timely filer from its filing of Form 12b-25, notwithstanding its submission of the Form 10-K after the initial deadline.

About Maiden Holdings, Ltd.
Maiden Holdings, Ltd. is a Bermuda-based holding company formed in 2007.  Through its subsidiaries, which are each A rated (excellent) by A.M. Best, the Company is focused on providing non-catastrophic, customized reinsurance products and services to small and mid-size insurance companies in the United States and Europe. As of December 31, 2016, Maiden had $6.3 billion in assets and shareholders' equity of $1.4 billion.

Forward Looking Statements
This release contains "forward-looking statements" which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, developments of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions and unusual frequency of storm activity, adverse state and federal legislation, regulations and regulatory investigations into industry practices, developments relating to existing agreements, heightened competition, changes in pricing environments, and changes in asset valuations. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected is contained in Item 1A. Risk Factors in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 as updated in periodic filings with the SEC. The Company undertakes no obligation to publicly update any forward-looking statements, except as may be required by law.

CONTACT:
Noah Fields, Senior Vice President, Investor Relations
Maiden Holdings, Ltd.
Phone: 441.298.4927
E-mail: nfields@maiden.bm